Barings Participation Investors
Report for the Three Months Ended March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website http://www.barings.com/MPV, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Adviser

Barings LLC

300 S Tryon St., Suite 2500

Charlotte, NC 28202

Independent Registered Public Accounting Firm

KPMG LLP

Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

Boston, Massachusetts 02110

Transfer Agent & Registrar DST Systems, Inc. P.O. Box 219086 Kansas City, Missouri 64121-9086 1-800-647-7374 Internet Website www.barings.com/mpv
Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy

Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-PORT

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at www.barings.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors

TO OUR SHAREHOLDERS

April 30, 2020

We are pleased to present the March 31, 2020 Quarterly Report of Barings Participation Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.20 per share, payable on May 15, 2020 to shareholders of record on May 4, 2020. This dividend represents a 26% reduction from the $0.27 per share quarterly dividend for the past year and reflects an assessment of current market conditions as well as an increased level of non-accrual investments. The Trust earned $0.27 per share of net investment income for the first quarter of 2020, compared to $0.21 per share in the previous quarter. Of the $0.27 per share earned in the first quarter, $0.22 per share was recurring in nature and approximately $0.05 per share was related to non-recurring past due interest received.

During the first quarter, the net assets of the Trust decreased to $137,864,088 or $13.00 per share compared to $146,082,130 or $13.80 per share on December 31, 2019. This translates to a -5.8% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 3.4%, 6.6%, 6.7%, 10.5% and 11.8% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price decreased 27.8% during the quarter, from $16.13 per share as of December 31, 2019 to $11.64 per share as of March 31, 2020. The Trust’s market price of $11.61 per share equates to a 10.5% discount to the March 31, 2020 net asset value per share of $13.00. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 8.2%, 6.2% and 8.9%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, decreased 30.6% for the quarter. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leverage Loan Index, decreased 12.7% and 13.2% for the quarter, respectively.

The Trust closed six new private placement investments and seven add-on investments to existing portfolio companies during the first quarter. The total amount invested by the Trust in these transactions was $6,546,068. Of note, all of the new platform and add-on investments were floating rate term loans with one small equity co-investment.

Middle market merger and acquisition activity slowed during the first quarter of 2020 as a result of economic stress and uncertainty caused by COVID-19 in March 2020. The lower M&A activity and increased need for internal portfolio company liquidity led to lower new investment activity compared to prior quarters. With fewer opportunities in the market, we anticipate a continued competitive environment. As always, we continue to be selective in our investment choices and maintain our underwriting discipline.

Due to COVID-19, the Trust’s current portfolio is experiencing an increased level of economic stress. During the first quarter, four mezzanine debt issuers missed their quarterly interest payments and were placed on non-accrual. Additionally, one senior term loan issuer was designated as a PIK non-accrual due to the company only paying a partial cash interest payment during the quarter. The new non-accrual investments represent approximately $0.02 in quarterly income for the Trust. On a go forward basis, we do anticipate a rise in non-accrual loans.

Realization activity continued through the first quarter with four private investment exits during the quarter, all of which resulted in favorable results. In addition, three companies fully prepaid their debt held by the Trust. These realizations all occurred prior to March 2020. Based on COVID-19 and its underlying economic impact, we would anticipate realizations to slow as a result of lower M&A activity.

As has been mentioned in prior reports and investor communications since 2013, recurring investment income alone has generally not been sufficient to fully fund the dividend rate, which has been supplemented by non-recurring income and earnings carry forwards. This is due principally to the reduction in the number of higher yielding junior debt investment opportunities to replace prepayments and realizations in the portfolio, combined with generally lower investment returns available due to declining interest rates and market dynamics in recent years. To the extent the Trust’s portfolio companies are adversely impacted by the effects of the COVID-19 pandemic, it may have a material adverse impact on the Trust’s future net investment income, the value of its portfolio investments, its financial condition and the results of operations and financial condition of the Trust’s portfolio companies.

(Continued)

1

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,

Christina Emery

President

* Based on market value of total investments

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2

Barings Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020

(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $122,559,524)	$113,863,500
Corporate restricted securities at market value (Cost - $14,094,735)	12,469,269
Corporate public securities at market value (Cost - $8,781,883)	6,772,666
Short-term securities at amortized cost	998,227

Total investments (Cost - $146,434,369)	134,103,662

Cash	18,849,538
Interest receivable	1,243,396
Receivable for investments sold	50,329
Other assets	19,871

Total assets	154,266,796

Liabilities:
Note payable	15,000,000
Payable for investments purchased	522,633
Tax payable	399,039
Investment advisory fee payable	310,194
Interest payable	27,267
Accrued expenses	143,575

Total liabilities	16,402,708

Commitments and Contingencies (See Note 8)

Total net assets	$137,864,088

Net Assets:
Common shares, par value $.01 per share	$106,017
Additional paid-in capital	142,250,117
Total distributable earnings	(4,492,046)

Total net assets	$137,864,088

Common shares issued and outstanding (14,787,750 authorized)	10,601,700

Net asset value per share	$13.00

See Notes to Consolidated Financial Statements

3

CONSOLIDATED STATEMENT OF OPERATIONS

For the three months ended March 31, 2020

(Unaudited)

Investment Income:
Interest	$3,423,614
Dividends	90,322
Other	4,467

Total investment income	3,518,403

Expenses:
Investment advisory fees	310,194
Interest	153,375
Trustees’ fees and expenses	120,000
Professional fees	73,565
Custodian fees	6,000
Other	66,974

Total expenses	730,108

Investment income - net	2,788,295

Net realized and unrealized loss on investments:
Net realized gain on investments before taxes	1,272,557

Net realized gain on investments after taxes	1,272,557

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	(12,506,437)

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	(12,506,437)

Net loss on investments	(11,233,880)

Net decrease in net assets resulting from operations	$(8,445,585)

See Notes to Consolidated Financial Statements

4

Barings Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the three months ended March 31, 2020

(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$4,822,038
Purchases of portfolio securities	(14,784,362)
Proceeds from disposition of portfolio securities	16,091,480
Interest, dividends and other income received	2,966,035
Interest expense paid	(153,375)
Operating expenses paid	(568,281)
Income taxes paid	(14,800)

Net cash provided by operating activities	8,358,735

Cash flows from financing activities:
Cash dividends paid from net investment income	(2,858,552)
Receipts for shares issued on reinvestment of dividends	227,533

Net cash used for financing activities	(2,631,019)

Net increase in cash	5,727,716
Cash - beginning of period	13,121,822

Cash - end of period	$18,849,538

Reconciliation of net decrease in net assets to net cash used for operating activities:

Net decrease in net assets resulting from operations	$(8,445,585)

Decrease in investments	16,523,410
Increase in interest receivable	(271,773)
Decrease in receivable for investments sold	54,294
Increase in other assets	(17,896)
Increase in payable for investments purchased	522,633
Decrease in tax payable	(14,800)
Decrease in investment advisory fee payable	(18,491)
Increase in accrued expenses	26,943

Total adjustments to net assets from operations	16,804,320

Net cash provided by operating activities	$8,358,735

See Notes to Consolidated Financial Statements

5

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the three months ended 3/31/2020 (Unaudited)	For the year ended 12/31/2019
Increase / (decrease) in net assets:
Operations:
Investment income - net	$2,788,295	$10,575,402
Net realized gain on investments after taxes	1,272,557	769,899
Net change in unrealized appreciation (depreciation) of investments after taxes	(12,506,437)	6,464,660

Net (decrease) / increase in net assets resulting from operations	(8,445,585)	17,809,961

Increase from common shares issued on reinvestment of dividends
Common shares issued (2020 - 14,472; 2019 - 60,330)	227,533	933,680

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2020 - $nil per share; 2019 - $1.08 per share)	—	(11,410,602)

Total (decrease) / increase in net assets	(8,218,052)	7,333,039

Net assets, beginning of period	146,082,140	138,749,101

Net assets, end of period	$137,864,088	$146,082,140

See Notes to Consolidated Financial Statements

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Barings Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the three months ended 3/31/2020	For the years ended December 31,
	(Unaudited)	2019	2018	2017	2016
Net asset value:
Beginning of period / year	$13.80	$13.18	$13.91	$13.15	$13.10

Net investment income (a)	0.26	1.00	1.03	1.09	1.00
Net realized and unrealized gain (loss) on investments	(1.06)	0.69	(0.68)	0.75	0.13

Total from investment operations	(0.80)	1.69	0.35	1.84	1.13

Dividends from net investment income to common shareholders	—	(1.08)	(1.08)	(1.08)	(1.08)
(Decrease) / Increase from dividends reinvested	0.00(b)	0.01(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)

Total dividends	0.00	(1.07)	(1.08)	(1.08)	(1.08)

Net asset value: End of period / year	$13.00	$13.80	$13.18	$13.91	$13.15

Per share market value:
End of period /year	$11.64	$16.13	$15.05	$14.10	$14.20

Total investment return
Net asset value (c)	(5.80%)	13.21%	2.53%	14.29%	8.75%
Market value (c)	(27.84%)	14.72%	15.02%	7.21%	11.45%

Net assets (in millions):
End of period / year	$137.86	$146.08	$138.75	$145.48	$136.61
Ratio of total expenses to average net assets (d)	2.03%(e)	2.26%	2.76%	3.23%	2.26%
Ratio of operating expenses to average net assets	1.60%(e)	1.45%	1.56%	1.49%	1.35%
Ratio of interest expense to average net assets	0.43%(e)	0.42%	0.42%	0.43%	0.44%
Ratio of income tax expense to average net assets	0.00%(e)	0.39%	0.78%	1.31%	0.47%
Ratio of net investment income to average net assets	7.73%(e)	7.30%	7.47%	7.92%	7.45%
Portfolio turnover	11%	22%	48%	24%	31%
(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)	Total expenses include income tax expense.
(e)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,191	$10,739	$10,250	$10,699	$10,107

See Notes to Consolidated Financial Statements

7

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2020

(Unaudited)

Corporate Restricted Securities - 91.64%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 82.59%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices (“IIDs”). IIDs are sophisticated breathalyzers wired to a vehicles ignition system.
9.32% Second Lien Term Loan due 08/21/2022 (LIBOR + 8.250%)	$1,725,000	12/21/17	$1,707,335	$1,664,367

1WorldSync, Inc.

A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
9.10% Term Loan due 6/24/2025 (LIBOR + 7.250%)	$1,782,389	07/01/19	1,686,109	1,620,877

Accelerate Learning

A provider of standards-based, digital science education content of K-12 schools.
5.57% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$974,753	12/19/18	959,400	885,654

Advanced Manufacturing Enterprises LLC

A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation

A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
13% (1% PIK) Senior Subordinated Note due 02/28/2022	$1,911,637	*	1,898,552	1,905,909
Preferred Stock (B)	73 shs.	**	—	7,272
Preferred Stock Series A (B)	1,194 shs.	**	112,153	176,800
Preferred Stock Series V (B)	53 shs.	12/31/19	5,251	5,847
Common Stock (B)	407 shs.	**	363	22,149
Common Stock Series B (B)	44 shs.	**	—	2,688
* 03/27/15, 11/16/18, 07/1/19, 08/21/19 and 12/05/19.			2,016,319	2,120,665
** 03/27/15, 11/15/18 and 12/31/19.

Aftermath, Inc.

A provider of crime scene cleanup and biohazard remediation services.
7.58% Term Loan due 04/10/2025 (LIBOR + 5.750%)	$1,249,996	04/09/19	1,226,452	1,179,474

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Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

American Scaffold, Inc.
A provider of scaffolding and environmental containment solutions.
6.85% Term Loan due 09/06/2025 (LIBOR + 5.250%)	$1,297,326	09/06/19	$1,270,906	$1,221,895

AMS Holding LLC

A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	113,636	104,517

ASC Holdings, Inc.

A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$887,177	11/19/15	883,207	798,459
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	6,111
			994,307	804,570
ASPEQ Holdings

A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
6.25% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$1,208,525	11/08/19	1,191,601	1,148,275

Audio Precision

A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.45% Term Loan due 10/31/2024 (LIBOR + 6.000%)	$1,777,500	10/30/18	1,750,736	1,645,520

Aurora Parts & Accessories LLC

A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
14% Junior Subordinated Note due 08/17/2022	$12,892	08/30/18	12,892	12,857
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	1,504,714	1,515,400
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	9,909
			1,727,206	1,747,556
Avantech Testing Services LLC

A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/31/2021 (D)	$6,777	07/31/14	6,650	—
Limited Liability Company Unit Class C Preferred (B)(F)	78,358 uts.	09/29/17	484,578	—
* 07/31/14 and 10/14/15.			491,228	—

9

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BBB Industries LLC
A supplier of re-manufactured parts to the North American automotive aftermarket.
9.49% Second Lien Term Loan due 08/02/2026 (LIBOR + 8.500%)	$1,725,000	08/02/18	$1,683,941	$1,605,619

BCC Software, Inc.

A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.
12% (1% PIK) Senior Subordinated Note due 04/11/2023	$1,925,102	*	1,900,403	1,913,071
Preferred Stock Series A (B)	27 shs.	*	272,163	272,200
Common Stock Class A (B)	783 shs.	*	861	528,863
* 10/11/17 and 01/28/19.			2,173,427	2,714,134

BDP International, Inc.

A provider of transportation and related services to the chemical and life sciences industries.
6.20% Term Loan due 12/14/2024 (LIBOR + 4.750%)	$2,434,188	12/18/18	2,395,944	2,264,556

Beacon Pointe Advisors, LLC

An integrated wealth management platform with comprehensive financial planning capabilities for high net worth clients with complex financial needs.
7.25% Term Loan due 03/31/2026
Term Loan (LIBOR + 5.000%)	$1,000,000	03/31/20	613,870	613,941

BEI Precision Systems & Space Company, Inc.

A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$1,491,908	04/28/17	1,472,134	1,481,721
Limited Liability Company Unit (B)(F)	4,167 uts.	*	416,654	304,726
* 04/28/17 and 02/07/19.			1,888,788	1,786,447

Blue Wave Products, Inc.
A distributor of pool supplies.
13% (1% PIK) Senior Subordinated Note due 09/30/2020	$84,787	10/12/12	84,779	63,591
Common Stock (B)	51,064 shs.	10/12/12	51,064	—
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	—
			156,059	63,591

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Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	2,956 shs.	06/30/15	$937,438	$14,553.00

Brown Machine LLC

A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
6.70% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$680,840	10/03/18	674,445	621,853

Cadence, Inc.

A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
5.50% First Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$895,325	*	882,136	844,296
* 05/14/18 and 05/31/19.

Cadent, LLC

A provider of advertising solutions driven by data and technology.
6.70% Term Loan due 09/07/2023 (LIBOR + 5.250%)	$1,013,213	09/04/18	1,006,209	960,592

CHG Alternative Education Holding Company

A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 03/31/2023	$819,319	01/19/11	818,858	811,982
14% (2% PIK) Senior Subordinated Note due 03/31/2023	$218,936	08/03/12	218,777	208,712
Common Stock (B)	375 shs.	01/19/11	37,500	19,760
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	15,533
			1,104,385	1,055,987
Clarion Brands Holding Corp.

A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.
Limited Liability Company Unit (B)	1,853 uts.	07/18/16	189,267	304,511

Claritas Holdings, Inc.

A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
7.45% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$1,605,844	12/20/18	1,575,965	1,452,385

11

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
7.83% (1% PIK) Senior Subordinated Note due 11/30/2023 (LIBOR + 6.250%)	$1,725,000	01/09/20	$1,698,180	$1,579,713

Concept Machine Tool Sales, LLC

A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.78% Term Loan 01/31/2025 (LIBOR +5.000%)	$628,407	01/31/20	616,258	592,542
Limited Liability Company Unit (F)	1,159 shs.	01/31/20	46,434	46,430
			662,692	638,972

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.45% (1% PIK) Term Loan due 05/05/2025	$2,003,964	*	1,223,961	996,279
Preferred Stock Series A (B)	758 shs.	06/30/16	2,647	109,671
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	91,096
* 05/01/18 and 06/28/19.			1,230,399	1,197,046

Dart Buyer, Inc.

A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
6.32% Term Loan due 04/01/2025 (LIBOR + 5.250%)	$1,716,164	04/01/19	1,403,524	1,314,131

Del Real LLC

A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$1,420,588	10/07/16	1,403,759	1,278,529
Limited Liability Company Unit (B)(F)	368,799 uts.	*	368,928	156,887
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			1,772,687	1,435,416

Discovery Education, Inc.

A provider of standards-based, digital education content for K-12 schools.
4.99% Term Loan due 04/30/2024 (LIBOR + 4.250%)	$1,907,033	04/20/18	1,881,107	1,790,933

DPL Holding Corporation

A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	25 shs.	05/04/12	252,434	249,480
Common Stock (B)	25 shs.	05/04/12	28,048	—
			280,482	249,480

12

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Dunn Paper
A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$1,725,000	09/28/16	$1,707,908	$1,466,250

Electronic Power Systems

A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
6.20% Term Loan due 12/21/2024 (LIBOR + 4.750%)	$1,684,075	12/21/18	1,664,132	1,591,535
Common Stock (B)	52 shs.	12/28/18	52,176	54,478
			1,716,308	1,646,013
Elite Sportwear Holding, LLC

A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$1,588,640	10/14/16	1,568,694	1,032,616
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	—
			1,728,416	1,032,616
English Color & Supply LLC

A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,345,670	06/30/17	1,328,601	1,328,379
Limited Liability Company Unit (B)(F)	397,695 uts.	06/30/17	397,695	384,503
			1,726,296	1,712,882
E.S.P. Associates, P.A.

A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	229 uts.	04/04/18	228,955	343,425

F G I Equity LLC

A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	56,457	640,642
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	7,078	80,318
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	13,844	65,203
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	8,832	89,532
			86,211	875,695

13

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	$75,920	$51,281
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	51,281
gloProfessional Holdings, Inc.

A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$1,380,135	03/27/13	989,505	1,230,638
Preferred Stock (B)	295 shs.	03/29/19	295,276	332,336
Common Stock (B)	1,181 shs.	03/27/13	118,110	23,004
			1,402,891	1,585,978
GraphPad Software, Inc.

A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.83% Term Loan due 12/21/2023 (LIBOR + 6.000%)	$2,434,048	*	2,403,865	2,356,508
* 12/19/17 and 04/16/19.

GTI Holding Company

A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
Common Stock (B)	1,046 shs.	*	104,636	98,127
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	37,243
* 02/05/14 and 11/22/17.			141,452	135,370

Handi Quilter Holding Company (Premier Needle Arts)

A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	385,283
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	—
*12/19/14 and 04/29/16.			371,644	385,283

Happy Floors Acquisition, Inc.

A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 01/01/2023	$390,951	07/01/16	387,544	380,176
Common Stock (B)	150 shs.	07/01/16	149,500	254,376
			537,044	634,552

14

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$1,180,491	02/14/14	$1,178,813	$1,180,491
12% Senior Subordinated Note due 08/14/2020	$431,250	06/22/15	430,864	431,250
Common Stock (B)	821 shs.	02/14/14	822	219,306
			1,610,499	1,831,047
HHI Group, LLC

A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	101,563	271,579

Hollandia Produce LLC

A hydroponic greenhouse producer of branded root vegetables.
11% (3.25% PIK) Senior Subordinated Note due 03/31/2021	$1,506,151	*	1,501,073	1,500,915
9.52% Term Loan due 12/12/2020 (LIBOR + 8.000%)	$109,916	04/06/18	109,916	108,797
9.52% Term Loan due 12/11/2020 (LIBOR + 8.000%)	$146,780	04/06/18	146,780	145,286
* 12/30/15 and 12/23/16.			1,757,769	1,754,998

Holley Performance Products

A provider of automotive aftermarket performance products.
6.78% Term Loan due 10/24/2025 (LIBOR + 5.000%)	$2,440,350	10/24/18	2,411,112	2,222,631

HOP Entertainment LLC

A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—
			—	—
Hyperion Materials & Technologies, Inc.

A producer of specialty hard materials and precision tool components that are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
6.5% Term Loan due 08/14/2026 (LIBOR + 5.500%)	$1,605,487	08/16/19	1,577,833	1,531,597

Industrial Service Solutions

A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
7.22% Term Loan due 01/31/2026 (LIBOR + 5.500%)	$905,753	02/05/20	888,102	823,882

15

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

IM Analytics Holdings, LLC
A provider of test and measurement equipment used for vibration, noise, and shock testing.
7.57% Term Loan due 11/22/2023 (LIBOR + 6.500%)	$1,065,922	11/21/19	$1,056,196	$903,645
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	8,885 shs.	11/25/19	—	—
			1,056,196	903,645
K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	—	—
Common Stock (B)	353 shs.	07/15/08	285,619	—
			285,619	—

LAC Acquisition LLC

A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
6.82% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$1,761,846	10/01/18	1,098,240	933,768
Limited Liability Company Unit Class A (F)	22,222 uts.	10/01/18	22,222	23,136
			1,120,462	956,904
Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$419,971	01/15/10	404,121	—
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$115,253	10/05/10	114,604	—
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2023, to purchase				—
common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	—
			766,351	—
Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 07/31/2020 (D)	$868,102	04/17/15	867,529	—
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—
			1,545,858	—
Media Recovery, Inc.

A global manufacturer and developer of shock, temperature, vibration and other condition indicators and monitors for in-transit and storage applications.
7.40% First Out Term Loan due 11/22/2025 (LIBOR + 5.750%)	$371,810	11/25/19	364,808	345,638

16

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021 (D)	$1,140,295	09/30/14	$1,133,062	$570,148
12% (1% PIK) Senior Subordinated Note due 09/30/2021 (D)	$306,338	02/28/18	303,093	153,169
Preferred Stock Series A (B)	30,926 shs.	07/25/19	12,412	—
Common Stock Class B (B)	259,252 shs.	*	244,163	—
* 09/30/14 and 02/28/18.			1,692,730	723,317

MeTEOR Education LLC

A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$915,819	03/09/18	903,667	884,579
Limited Liability Company Unit (B)(F)	182 uts.	03/09/18	183,164	79,531
			1,086,831	964,110
Motion Controls Holdings

A manufacturer of high performance mechanical motion control and linkage products.
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	47,926
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	4,346
			—	52,272
New Mountain Learning, LLC

A leading provider of blended learning solutions to the K-12 and post-secondary school market.
7.45% Term Loan due 03/16/2024 (LIBOR + 6.000%)	$1,646,705	03/15/18	1,623,252	1,198,801
9.45% Super Priority Delayed Draw Term Loan (LIBOR + 6.000% Cash & 2.000% PIK)	$430,866	01/08/20	287,321	270,994
			1,910,573	1,469,795
Options Technology Ltd

A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
5.57% Term Loan due 12/18/2025 (LIBOR + 4.500%)	$1,943,416	12/23/19	1,241,137	1,183,061

PANOS Brands LLC

A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$1,775,705	02/17/17	1,759,970	1,657,281
Common Stock Class B (B)	380,545 shs.	*	380,545	345,047
* 01/29/16 and 02/17/17.			2,140,515	2,002,328

17

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
6.45% Term Loan due 03/06/2025 (LIBOR + 5.000%)	$857,969	03/06/19	$844,304	$787,974

Pegasus Transtech Corporation

A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
7.32% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$1,894,364	11/14/17	1,863,038	1,815,024

Petroplex Inv Holdings LLC

A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.40% int.	*	174,669	18,802
* 11/29/12 and 12/20/16.

Polytex Holdings LLC

A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2020 (D)	$1,069,985	07/31/14	1,064,183	802,489
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,237,081	802,489

PPC Event Services

A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/28/2023 (D)	$1,238,864	11/20/14	1,233,372	1,036,407
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	275,177
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	22,379
			1,448,291	1,333,963
ReelCraft Industries, Inc.

A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	293,617 uts.	11/13/17	184,688	550,799

REVSpring, Inc.

A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
9.19% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$1,725,000	10/11/18	1,682,778	1,605,170

18

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.42% Term Loan due 06/22/2024 (G) (LIBOR + 2.000% Cash & 2.750% PIK)	$2,428,025	07/30/18	$2,384,216	$1,920,568

ROI Solutions

Call center outsourcing and end user engagement services provider.
7.06% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$1,624,581	07/31/18	634,213	544,037

Ruffalo Noel Levitz

A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
7.45% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$1,248,091	01/08/19	1,236,165	1,205,274

Sandvine Corporation

A provider of active network intelligence solutions.
9.00% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$1,725,000	11/01/18	1,689,491	1,613,974

Sara Lee Frozen Foods

A provider of frozen bakery products, desserts and sweet baked goods.
5.50% Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$1,514,122	07/27/18	1,489,546	1,415,229

Scaled Agile, Inc.

A provider of training and certifications for IT professionals focused on software development.
5.75% Term Loan due 06/28/2024 (LIBOR + 4.750%)	$662,480	06/27/19	656,695	631,460

Soliant Holdings, LLC

A healthcare staffing platform focused on placing highly skilled professionals in the education, nursing/allied health, life sciences and pharmacy end-markets.
6.49% Term Loan due 11/30/2026 (LIBOR + 5.500%)	$1,015,879	12/27/19	996,292	959,914

Specified Air Solutions

A manufacturer and distributor of heating, dehumidification and other air quality solutions.
10.5% (0.5% PIK) Senior Subordinated Note due 06/19/2024	$1,232,691	12/19/18	1,222,636	1,245,018
Limited Liability Company Unit	531,730 uts.	02/20/19	539,795	1,186,899
			1,762,431	2,431,917

19

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
7.20% Term Loan due 12/20/2026 (LIBOR + 5.750%)			$1,178,717	$1,119,892

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022 (D)	$1,084,565	*	1,078,968	1,021,019
Limited Liability Company Unit Series A	1,072 uts.	*	1,060,968	1,867,936
* 03/27/17 and 08/07/18.			2,139,936	2,888,955

Strahman Holdings Inc.

A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	321,298
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	53,648
			188,961	374,946
Sunrise Windows Holding Company

A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 05/28/2021 (D)	$2,211,310	*	1,358,229	1,990,179
Common Stock (B)	38 shs.	12/14/10	38,168	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	—
* 12/14/10, 08/17/12 and 03/31/16.			1,433,646	1,990,179

Sunvair Aerospace Group Inc.

An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024	$1,393,644	07/31/15	1,385,453	1,323,962
Common Stock (B)	68 shs.	*	104,986	58,447
* 07/31/15 and 11/08/17.			1,490,439	1,382,409

The Hilb Group, LLC

An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
7.20% Term Loan due 09/30/2026 (LIBOR + 5.750%)	1,522,141	12/02/19	1,209,969	1,155,683

20

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$1,381,870	11/30/17	$1,381,870	$1,378,129
Limited Liability Company Unit (B)	19,696 uts.	11/30/17	3,172	7,153
			1,385,042	1,385,282
Transit Technologies LLC

A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
6.46% Term Loan due 02/10/2025 (LIBOR + 4.750%)	$1,560,620	02/13/20	753,359	691,302

Trident Maritime Systems

A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
7.10% Term Loan due 06/04/2024 (LIBOR + 5.500%)	$2,345,858	05/14/18	2,309,398	2,200,373

Tristar Global Energy Solutions, Inc.

A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$1,200,402	01/23/15	1,198,638	1,184,796

Truck-Lite

A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
7.25% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$1,721,240	12/13/19	1,465,883	1,378,562

Trystar, Inc.

A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
6.20% Term Loan due 10/01/2023 (LIBOR + 4.750%)	$2,014,150	09/28/18	1,989,521	1,933,154
Limited Liability Company Unit (B)(F)	47 uts.	09/28/18	46,562	61,643
			2,036,083	1,994,797
U.S. Legal Support, Inc.

A provider of court reporting, record retrieval and other legal supplemental services.
6.82% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$2,121,563	*	2,086,849	1,925,839
* 11/29/18 and 03/25/19.

21

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

U.S. Oral Surgery Management
An operator of oral surgery practices providing medically necessary treatments.
6.00% Term Loan due 12/31/2023 (LIBOR + 5.000%)	$2,444,048	*	$2,400,437	$2,226,080
* 01/04/19 and 10/01/19.

U.S. Retirement and Benefit Partners, Inc.

A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
10.53% Second Lien Term Loan due 09/29/2025 (LIBOR + 8.750%)	$1,725,000	03/05/18	1,584,562	1,482,354

UBEO, LLC

A dealer and servicer of printers and copiers to medium sized businesses.
11.0% Term Loan due 10/03/2024	$1,558,661	11/05/18	1,533,989	1,388,770

Velocity Technology Solutions, Inc.

A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
7.45% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$2,052,750	12/07/17	2,040,126	1,954,761

VP Holding Company

A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
6.57% Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$2,434,331	05/17/18	1,723,632	1,544,962

Westminster Acquisition LLC

A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 08/03/2021	$454,957	08/03/15	453,389	227,478
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	—
			823,630	227,478
Whitebridge Pet Brands Holdings, LLC

A manufacturer and marketer of branded, all-natural treats and foods for dogs and cats.
Limited Liability Company Unit Class A (B)(F)	123 uts.	04/18/17	148,096	114,876
Limited Liability Company Unit Class B (B)(F)	123 uts.	04/18/17	—	—
			148,096	114,876

22

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	157 shs.	01/22/16	$62,177	$107,150

World 50, Inc.

A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
5.75% Term Loan due 12/31/2025 (LIBOR + 4.750%)	$1,227,845	01/09/20	1,198,297	1,131,950

WP Supply Holding Corporation

A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
Common Stock (B)	1,500 shs.	11/03/11	150,000	119,259

York Wall Holding Company

A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	2,936 shs.	02/05/19	293,616	293,600
Common Stock (B)	2,046 shs.	*	200,418	48,468
* 03/04/15 and 02/07/18			494,034	342,068

Total Private Placement Investments (E)			$122,559,524	$113,863,500

23

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 9.05%:

Bonds - 9.05%
Acrisure, LLC	7.000%	11/15/25	$757,000	$707,137	$651,019
Alliance Residential Company	7.500	05/01/25	259,000	266,941	155,400
Altice Financing S.A.	7.500	05/15/26	308,000	308,000	298,421
Avantor Inc.	6.000	10/01/24	313,000	313,000	327,930
Boyne USA, Inc.	7.250	05/01/25	129,000	129,000	123,195
BWAY Holding Company	7.250	04/15/25	750,000	690,519	596,250
Calumet Specialty Products Partners, L.P.	11.000	04/15/25	500,000	500,000	360,175
Clear Channel Worldwide Holdings, Inc.	9.250	02/15/24	139,000	132,248	119,193
Cleveland-Cliffs Inc.	6.750	03/15/26	167,000	157,623	148,630
CommScope Finance LLC	8.250	03/01/27	500,000	475,480	481,950
CVR Partners, L.P.	9.250	06/15/23	385,000	379,817	308,655
Dominion Diamond	7.125	11/01/22	500,000	279,489	244,999
Financial & Risk US Holdings, Inc.	6.250	05/15/26	116,000	116,000	119,770
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	480,706	416,095
First Quantum Minerals Ltd.	7.250	04/01/23	385,000	381,943	324,122
Genesys Telecommunications Laboratories, Inc.	10.000	11/30/24	500,000	485,034	511,395
Golden Nugget, Inc.	8.750	10/01/25	500,000	440,457	255,000
Houghton Mifflin Harcourt	9.000	02/15/25	500,000	490,549	440,000
Jonah Energy LLC	7.250	10/15/25	385,000	338,076	17,325
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	511,000	516,757	479,063
Manitowoc Company, Inc.	9.000	04/01/26	863,000	857,437	763,755
New Gold Inc.	6.250	11/15/22	500,000	501,232	485,625
OPE KAG Finance Sub	7.875	07/31/23	385,000	394,028	323,159
Ortho Clinical Diagnostics, Inc.	7.250	02/01/28	245,000	222,996	210,676
Ortho Clinical Diagnostics, Inc.	6.625	05/15/22	138,000	136,304	130,410
Prime Security Services, LLC	6.250	01/15/28	885,000	769,648	763,313
Suncoke Energy	7.500	06/15/25	385,000	380,702	277,200
Terrier Media Buyer, Inc.	8.875	12/15/27	183,000	167,955	154,635
TransDigm Group, Inc.	6.250	03/15/26	500,000	493,762	498,125
Trident TPI Holdings Inc.	9.250	08/01/24	500,000	486,079	415,000
Veritas US, Inc.	10.500	02/01/24	750,000	662,885	631,875
Verscend Holding Corp	9.750	08/15/26	482,000	513,049	481,094
VICI Properties, Inc.	4.625	12/01/29	750,000	618,882	684,285
VRX Escrow Corp.	6.125	04/15/25	140,000	140,000	137,900
Warrior Met Coal, Inc.	8.000	11/01/24	161,000	161,000	133,630

Total Bonds				14,094,735	12,469,269

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				$14,094,735	$12,469,269

24

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Public Securities - 4.91%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.40%
BMC Software Finance, Inc.	4.250%	5.239%	10/02/25	$493,750	$489,864	$407,467
Confie Seguros Holding II Co.	8.500	10.080	11/02/25	446,131	438,991	307,085
Edelman Financial Services	6.750	7.679	07/20/26	128,178	127,672	96,133
Fieldwood Energy LLC	7.250	9.207	04/11/23	977,612	949,868	62,567
ION Trading Technologies Sarl	4.000	5.072	11/21/24	272,068	266,982	222,190
PS Logistics LLC	4.750	5.750	03/01/25	492,500	496,030	443,250
STS Operating, Inc.	8.000	9.000	04/25/26	500,000	505,000	382,500

Total Bank Loans					3,274,407	1,921,192

Bonds - 3.19%
Brunswick Corporation		7.125	08/01/27	500,000	503,045	598,990
Century Communities, Inc.		5.875	07/15/25	715,000	627,594	602,394
Dish DBS Corporation		7.750	07/01/26	385,000	410,426	395,588
Hecla Mining Company		7.250	02/15/28	500,000	470,429	440,250
Hughes Satellite Systems Corporation		7.625	06/15/21	500,000	501,210	510,000
Jupiter Resources Inc.		13.000	02/05/24	50,194	50,194	50,194
Laredo Petroleum, Inc.		10.125	01/15/28	500,000	389,475	190,000
PBF Holding Company LLC		7.250	06/15/25	385,000	395,437	258,066
Targa Resources Partners LP		4.250	11/15/23	600,000	513,000	516,420
Triumph Group, Inc.		7.750	08/15/25	500,000	503,515	362,500
United Rentals (North America), Inc.		4.625	10/15/25	500,000	442,712	480,000

Total Bonds					4,807,037	4,404,402

Common Stock - 0.03%
Jupiter Resources Inc.				41,472	200,439	41,472

Total Common Stock					200,439	41,472

Preferred Stock - 0.29%
B. Riley Financial Inc.				20,000	500,000	405,600

Total Preferred Stock					500,000	405,600

Total Corporate Public Securities					$8,781,883	$6,772,666

25

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Short-Term Security:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 0.72%
Mondelēz International, Inc.	3.040%	04/22/20	$1,000,000	$998,227	$998,227

Total Short-Term Securities				$998,227	$998,227

Total Investments	97.27%			$146,434,369	$134,103,662

Other Assets	14.63				20,163,134
Liabilities	(11.90)				(16,402,708)

Total Net Assets	100.00%				$137,864,088

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of March 31, 2020 the values of these securities amounted to $113,863,500 or 82.59% of net assets.
(F)	Held in PI Subsidiary Trust
(G)	PIK non-accrual

^ Effective yield at purchase

PIK	- Payment-in-kind

26

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.66%
American Scaffold, Inc.	$1,221,895
BEI Precision Systems & Space Company, Inc.	1,786,447
Dart Buyer, Inc.	1,314,131
Sunvair Aerospace Group Inc.	1,382,409
TransDigm Group, Inc.	498,125
Trident Maritime Systems	2,200,373
Trident TPI Holdings Inc.	415,000
Triumph Group, Inc.	362,500
9,180,880

AUTOMOTIVE - 6.47%
Aurora Parts & Accessories LLC	1,747,556
BBB Industries LLC	1,605,619
DPL Holding Corporation	249,480
English Color & Supply LLC	1,712,882
Holley Performance Products	2,222,631
Truck-Lite	1,378,562
8,916,730

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.84%
The Hilb Group, LLC	1,155,683

BUILDING MATERIALS - 1.98%
Happy Floors Acquisition, Inc.	634,552
Sunrise Windows Holding Company	1,990,179
Wolf-Gordon, Inc.	107,150
2,731,881

CABLE & SATELLITE - 0.37%
Hughes Satellite Systems Corporation	510,000

CHEMICALS - 1.15%
CVR Partners, L.P.	308,655
LBC Tank Terminals Holding Netherlands B.V.	479,063
Polytex Holdings LLC	802,489
1,590,207

CONSTRUCTION MACHINERY - 0.35%
United Rentals (North America), Inc.	480,000

CONSUMER CYCLICAL SERVICES - 5.04%
Accelerate Learning	885,654
CHG Alternative Education Holding Company	1,055,987
MeTEOR Education LLC	964,110

Fair Value/ Market Value

PPC Event Services	1,333,963
Prime Security Services, LLC	763,313
PS Logistics LLC	443,250
ROI Solutions	544,037
Soliant Holdings, LLC	959,914
6,950,228

CONSUMER PRODUCTS - 3.99%
AMS Holding LLC	104,517
Blue Wave Products, Inc.	63,591
Elite Sportwear Holding, LLC	1,032,616
gloProfessional Holdings, Inc.	1,585,978
GTI Holding Company	135,370
Handi Quilter Holding Company	385,283
HHI Group, LLC	271,579
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
New Mountain Learning, LLC	1,469,795
Whitebridge Pet Brands Holdings, LLC	114,876
York Wall Holding Company	342,068
5,505,673

DIVERSIFIED MANUFACTURING - 7.56%
Advanced Manufacturing Enterprises LLC	—
F G I Equity LLC	875,695
Hyperion Materials & Technologies, Inc.	1,531,597
K P I Holdings, Inc.	—
Manitowoc Company, Inc.	763,755
Motion Controls Holdings	52,272
Reelcraft Industries, Inc.	550,799
SR Smith LLC	2,888,955
Strahman Holdings Inc.	374,946
Therma-Stor Holdings LLC	1,385,282
Trystar, Inc.	1,994,797
10,418,098

ELECTRIC - 1.19%
Electronic Power Systems	1,646,013

FINANCIAL OTHER - 2.67%
Acrisure, LLC	651,019
Beacon Pointe Advisors, LLC	613,941
B. Riley Financial Inc.	405,600
Confie Seguros Holding II Co.	307,085

See Notes to Consolidated Financial Statements

27

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Edelman Financial Services	$96,133
Financial & Risk US Holdings, Inc.	119,770
U.S. Retirement and Benefit Partners, Inc.	1,482,354
3,675,902

FOOD & BEVERAGE - 5.77%
Del Real LLC	1,435,416
Hollandia Produce LLC	1,754,998
Mondelēz International, Inc.	998,227
PANOS Brands LLC	2,002,328
Sara Lee Frozen Foods	1,415,229
Westminster Acquisition LLC	227,478
WP Supply Holding Corporation	119,259
7,952,935

HEALTHCARE - 4.76%
Avantor Inc.	327,930
Cadence, Inc.	844,296
CORA Health Services, Inc.	1,197,046
GD Dental Services LLC	51,281
LAC Acquisition LLC	956,904
Ortho Clinical Diagnostics, Inc.	341,086
TherOX, Inc.	—
Touchstone Health Partnership	—
U.S. Oral Surgery Management	2,226,080
Verscend Holding Corp	481,094
VRX Escrow Corp.	137,900
6,563,617

HOME CONSTRUCTION - 0.44%
Century Communities, Inc.	602,394

INDEPENDENT - 0.26%
Fieldwood Energy LLC	62,567
Jonah Energy LLC	17,325
Jupiter Resources Inc.	91,666
Laredo Petroleum, Inc.	190,000
361,558

INDUSTRIAL OTHER - 11.65%
AFC - Dell Holding Corporation	2,120,665
Aftermath, Inc.	1,179,474
ASPEQ Holdings	1,148,275
Brunswick Corporation	598,990
Concept Machine Tool Sales, LLC	638,972

Fair Value/ Market Value

E.S.P. Associates, P.A.	343,425
Hartland Controls Holding Corporation	1,831,047
IM Analytics Holdings, LLC	903,645
Industrial Service Solutions	823,882
Media Recovery, Inc.	345,638
PB Holdings LLC	787,974
Specified Air Solutions	2,431,917
STS Operating, Inc.	382,500
UBEO, LLC	1,388,770
World 50, Inc.	1,131,950
16,057,124

LODGING - 0.50%
VICI Properties, Inc.	684,285

MEDIA & ENTERTAINMENT - 2.90%
BlueSpire Holding, Inc.	14,553
Boyne USA, Inc.	123,195
Cadent, LLC	960,592
Clear Channel Worldwide Holdings, Inc.	119,193
Discovery Education, Inc.	1,790,933
Dish DBS Corporation	395,588
HOP Entertainment LLC	—
Houghton Mifflin Harcourt	440,000
Terrier Media Buyer, Inc.	154,635
3,998,689

METALS & MINING - 1.90%
Alliance Residential Company	155,400
Cleveland-Cliffs Inc.	148,630
Dominion Diamond	244,999
First Quantum Minerals Ltd.	740,217
Hecla Mining Company	440,250
New Gold Inc.	485,625
Suncoke Energy	277,200
Warrior Met Coal, Inc.	133,630
2,625,951

MIDSTREAM - 0.38%
Targa Resources Partners LP	516,420

OIL FIELD SERVICES - 0.01%
Avantech Testing Services LLC	—
Petroplex Inv Holdings LLC	18,802
18,802

See Notes to Consolidated Financial Statements

28

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

PACKAGING - 1.47%
ASC Holdings, Inc.	$804,570
Brown Machine LLC	621,853
BWAY Holding Company	596,250
2,022,673

PAPER - 1.06%
Dunn Paper	1,466,250

PHARMACEUTICALS - 0.22%
Clarion Brands Holding Corp.	304,511

REFINING - 1.83%
Calumet Specialty Products Partners, L.P.	360,175
MES Partners, Inc.	723,317
PBF Holding Company LLC	258,066
Tristar Global Energy Solutions, Inc.	1,184,796
2,526,354

RESTAURANTS - 0.18%
Golden Nugget, Inc.	255,000

TECHNOLOGY - 19.74%
1A Smart Start, Inc.	1,664,367
1WorldSync, Inc.	1,620,877
Audio Precision	1,645,520
BCC Software, Inc.	2,714,134
BMC Software Finance, Inc.	407,467
Claritas Holdings, Inc.	1,452,385
Clubessential LLC	1,579,713
CommScope Finance LLC	481,950
Genesys Telecommunications Laboratories, Inc.	511,395

Fair Value/ Market Value

GraphPad Software, Inc.	2,356,508
ION Trading Technologies Sarl	222,190
Options Technology Ltd	1,183,061
REVSpring, Inc.	1,605,170
Ruffalo Noel Levitz	1,205,274
Sandvine Corporation	1,613,974
Scaled Agile, Inc.	631,460
Springbrook Software	1,119,892
Transit Technologies LLC	691,302
U.S. Legal Support, Inc.	1,925,839
Velocity Technology Solutions, Inc.	1,954,761
Veritas US, Inc.	631,875
27,219,114

TELECOMMUNICATIONS - 0.22%
Altice Financing S.A.	298,421

TRANSPORTATION SERVICES - 5.71%
BDP International, Inc.	2,264,556
OPE KAG Finance Sub	323,159
Pegasus Transtech Corporation	1,815,024
Rock-it Cargo	1,920,568
VP Holding Company	1,544,962
7,868,269

Total Investments - 97.27%
(Cost - $146,434,369)	$134,103,662

See Notes to Consolidated Financial Statements

29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $113,863,500 (82.59% of net assets) as of March 31, 2020 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities at Market Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2020, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

30

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company’s EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of March 31, 2020.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2020 are as follows:

Assets:	Total	Level 1	Level 2	Level 3

Restricted Securities
Corporate Bonds	$43,018,619	$—	$12,469,269	$30,549,350
Bank Loans	71,717,601	—	613,941	71,103,660
Common Stock - U.S.	2,069,456	—	—	2,069,456
Preferred Stock	2,416,825	—	—	2,416,825
Partnerships and LLCs	7,110,268	—	—	7,110,268
Public Securities
Bank Loans	1,921,192	—	1,921,192	—
Corporate Bonds	4,404,402	—	4,354,208	50,194
Common Stock - U.S.	41,472	—	41,472	—
Preferred Stock	405,600	—	405,600	—
Short-term Securities	998,227	—	998,227	—
Total	$134,103,662	$—	$20,803,909	$113,299,753

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

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Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements*

The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2020.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted**
Bank Loans	$69,637,411	Discounted Cash Flows	Discount Rate	6.2% to 15.6%	8.2%

Corporate Bonds	$22,308,729	Discounted Cash Flows	Discount Rate	9.6% to 21.9%	13.8%

	$8,240,620	Market Approach	Valuation Multiple	5.0x to 9.9x	7.4x

			EBITDA	$0.0 million to $24.1 million	$9.4 million

Equity Securities***	$11,596,549	Market Approach	Valuation Multiple	5.0x to 16.1x	9.2x

			EBITDA	$0.0 million to $280.9 million	$37.1 million
*	Excludes Level 3 assets of $1,516,444 which are valued based upon unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
**	The weighted averages disclosed in the table above were weighted by relative fair value
***	Including partnerships and LLC’s

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2019	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 03/31/2020

Restricted Securities
Corporate Bonds	$42,798,389	$(2,042,177)	$722,829	$(7,291,043)	$(3,638,648)	$—	$—	$30,549,350
Bank Loans	70,255,151	(4,736,625)	5,973,901	(326,299)	(62,468)	—	—	71,103,660
Common Stock - U.S.	3,993,481	(392,298)	—	(1,531,727)	—	—	—	2,069,456
Preferred Stock	2,836,867	(248,925)	—	(171,117)	—	—	—	2,416,825
Partnerships and LLCs	7,510,960	(438,170)	46,434	(8,956)	—	—	—	7,110,268
Public Securities
Bank Loans	1,168,841	(5,000)	—	(489,999)	—	—	(673,842)	—
Common Stock - U.S.	—	—	—	—	—	—	—	—
Corporate Bonds	—	—	50,194	—	—	—	—	50,194
	$128,563,689	$(7,863,195)	$6,793,358	$(9,819,141)	$(3,701,116)	$—	$(673,842)	$113,299,753

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses)) in Net Assets from assets still held
Interest (Amortization)	$79,593	$—
Net realized gain on investments before taxes	1,265,283	—
Net change in unrealized appreciation of investments before taxes	(9,208,071)	(8,375,223)

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of March 31, 2020, the fair value of the Trust’s non-accrual assets was $9,115,194, or 6.8% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $11,525,769, or 7.9% of the total cost of the Trust’s portfolio. As of December 31, 2019, the fair value of the Trust’s non-accrual assets was $8,006,636, or 5.3% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $8,340,649, or 5.5% of the total cost of the Trust’s portfolio. Dividend income is recorded on the ex-dividend date.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.

Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of March 31, 2020, the fair value of the Trust’s PIK non-accrual assets was $1,920,568, or 1.4% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s PIK non-accrual assets was $2,384,216, or 1.6% of the total cost of the Trust’s portfolio. As of December 31, 2019 the Trust had no investments on non-accrual only with respect to the PIK interest.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

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Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2020, the PI Subsidiary Trust has no taxable income.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2020, the PI Subsidiary Trust has no deferred tax liability.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from distributable earnings and net realized gains, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract

A. Services:

Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

4.	Senior Indebtedness

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2020, the Trust incurred total interest expense on the Note of $153,375.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the three months ended 3/31/2020
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$11,313,749	$13,942,156
Corporate public securities	3,993,246	2,095,030

6.	Quarterly Results of Investment Operations (unaudited)

	March 31, 2020

	Amount	Per Share
Investment income	$3,518,403
Net investment income	2,788,295	$0.26
Net realized and unrealized loss on investments (net of taxes)	(11,233,880)	(1.06)

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

7.	Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

8.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At March 31, 2020, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
ROI Solutions LLC	$961,561
Transit Technologies	780,310
Cora Health Services, Inc.	773,705
VP Holding Company	671,733
Lighthouse Autism Center	628,889
Springbrook Software	448,116
Beacon Pointe Advisors, LLC	363,636
Options Technology Ltd	335,621
Dart Aerospace	281,175
The Hilb Group, LLC	275,524
Truck-Lite	221,154
New Mountain Learning	143,258
U.S. Retirement & Benefit Partners	117,300

9.	Subsequent Events

Effective April 23, 2020, the Board appointed Elizabeth Murray as Principal Accounting Officer for the Trust.

36

Barings Participation Investors

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

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Barings Corporate Investors

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Barings Corporate Investors

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Members of the Board of Trustees

Clifford M. Noreen

Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Christina Emery

President

Jonathan Bock

Vice President & Chief

Financial Officer

Janice M. Bishop

Vice President, Secretary &

Chief Legal Officer

Sean Feeley

Vice President

Elizabeth Murray

Principal Accounting Officer

Christopher D. Hanscom

Treasurer

Michael Cowart

Chief Compliance Officer

Jill Dinerman

Assistant Secretary

Jonathan Landsberg

Vice President

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

PI6217